Exhibit 10.16

INDIA NON JUDICIAL Government of National Capital Territory of Delhi e-Stamp

Certificate No.	:	IN-DL70818827762114M
Certificate Issued Date	:	25-Jun-2014 12:52 PM
Account Reference	:	IMPACC (IV)/ dl736003/ DELHI/ DL-DLH
Unique Doc. Reference	:	SUBIN-DLDL73600338484162271494M
Purchased by	:	BHARAT BUSINESS CHANNEL LTD
Description of Document	:	Article 5 General Agreement
Property Description	:	Not Applicable
Consideration Price (Rs.)	:	0
(Zero)
First Party	:	BHARAT BUSINESS CHANNEL LTD
Second Party	:	Not Applicable
Stamp Duty Paid By	:	BHARAT BUSINESS CHANNEL LTD
Stamp Duty Amount(Rs.)	:	100
(One Hundred only)

……………….....................…………….Please write of type below this line…………………………………………........

THIS STAMP PAPER FORMS AN INTEGRAL PART OF DEED OF HYPOTHECATION DATED 28th DAY OF JUNE 2014 EXECUTED AT NEW DELHI BY BHARAT BUSINESS CHANNEL LTD IN FAVOUR OF YES BANK LTD.

Statutory Alert:

1. The authenticity of this Stamp Certificate should be verified at [ILLEGIBLE] available on the website renders it invalid.

2. The onus of checking the legitimacy is on the users of the certificate.

3. In case of any discrepancy please inform the Competent Authority.

INDIA NON JUDICIAL Government of National Capital Territory of Delhi e-Stamp

Certificate No.	:	IN-DL70818530355210M
Certificate Issued Date	:	25-Jun-2014 12:52 PM
Account Reference	:	IMPACC (IV)/ dl736003/ DELHI/ DL-DLH
Unique Doc. Reference	:	SUBIN-DLDL73600338484596585171M
Purchased by	:	BHARAT BUSINESS CHANNEL LTD
Description of Document	:	Article 5 General Agreement
Property Description	:	Not Applicable
Consideration Price (Rs.)	:	0
(Zero)
First Party	:	BHARAT BUSINESS CHANNEL LTD
Second Party	:	Not Applicable
Stamp Duty Paid By	:	BHARAT BUSINESS CHANNEL LTD
Stamp Duty Amount(Rs.)	:	100
(One Hundred only)

……………….....................…………….Please write of type below this line…………………………………………........

THIS STAMP PAPER FORMS AN INTEGRAL PART OF DEED OF HYPOTHECATION DATED 28th DAY OF JUNE 2014 EXECUTED AT NEW DELHI BY BHARAT BUSINESS CHANNEL LTD IN FAVOUR OF YES BANK LTD.

Statutory Alert:

1. The authenticity of this Stamp Certificate should be verified at [ILLEGIBLE] available on the website renders it invalid.

2. The onus of checking the legitimacy is on the users of the certificate.

3. In case of any discrepancy please inform the Competent Authority.

INDIA NON JUDICIAL Government of National Capital Territory of Delhi e-Stamp

Certificate No.	:	IN-DL70818243361959M
Certificate Issued Date	:	25-Jun-2014 12:51 PM
Account Reference	:	IMPACC (IV)/ dl736003/ DELHI/ DL-DLH
Unique Doc. Reference	:	SUBIN-DLDL73600338485030937454M
Purchased by	:	BHARAT BUSINESS CHANNEL LTD
Description of Document	:	Article 5 General Agreement
Property Description	:	Not Applicable
Consideration Price (Rs.)	:	0
(Zero)
First Party	:	BHARAT BUSINESS CHANNEL LTD
Second Party	:	Not Applicable
Stamp Duty Paid By	:	BHARAT BUSINESS CHANNEL LTD
Stamp Duty Amount(Rs.)	:	100
(One Hundred only)

……………….....................…………….Please write of type below this line…………………………………………........

THIS STAMP PAPER FORMS AN INTEGRAL PART OF DEED OF HYPOTHECATION DATED 28th DAY OF JUNE 2014 EXECUTED AT NEW DELHI BY BHARAT BUSINESS CHANNEL LTD IN FAVOUR OF YES BANK LTD.

Statutory Alert:

1. The authenticity of this Stamp Certificate should be verified at [ILLEGIBLE] available on the website renders it invalid.

2. The onus of checking the legitimacy is on the users of the certificate.

3. In case of any discrepancy please inform the Competent Authority.

DEED OF HYPOTHECATION

THIS DEED OF HYPOTHECATION executed at Delhi this day 28th of June 2014 by Bharat Business Channel Ltd, a Company within the meaning of the Companies Act, 1956 and having its Registered Office at Auto Gas Compound, Adalat Road, Aurangabad – 431005 having Branch at Delhi

OR

M/s	,

a partnership firm registered under Indian Partnership Act, 1932 having its principal place of office at ___________________

OR

Mr./ Ms.	,

Indian Inhabitant carrying on business as sole Proprietor/Proprietress in the name and style of M/s  _____________________

at

hereinafter referred to as “the Borrower” (which expression shall, unless excluded by or repugnant to the context or meaning thereof, be deemed to include its successors and administrators) in favour of Yes Bank Limited a Company within the meaning of the Companies Act, 1956 and having its Registered Office at Nehru Centre, 9th Floor, Discovery Of India, Dr. A.B. Road, Worli, Mumbai 400018, hereinafter referred to as “the Lender” (which expression shall, unless excluded by or repugnant to the context or meaning thereof, be deemed to include its successors, administrators and assigns )

WHEREAS

(A)	The Borrower is engaged in the business of inter-alia Direct to Home Services

(B)	The Lender has sanctioned to the Borrower, credit facilities in terms of the Lender’s Facility Letter Ref. No.YBL/DEL/FL/0347/2014-15 dated June 28, 2014 [‘the Agreement’], for financing Capen, reimbursement of Caper etc, to an extent of Rs.2,75,00,00,000 /- (Rupees Two hundred and seventy five Crore. Only) being in the nature of Term Loan Facility.

(C)	The term Agreement shall include any modification, extension or, supplemental thereto. The above mentioned credit facility is hereinafter referred to as ‘the Facility’.

(D)	The Borrower has, by accepting the terms and conditions as contained in the Agreement, agreed to avail the Facility from the Lender and to repay the same together with interest thereon at the agreed/stipulated rate with provisions for payment of additional interest, liquidated damages, commitment charges, payable and outstandings from time to time by the Borrower as set out in the Agreement.

(E)	In terms of the Agreement, the Borrower and the Lender have agreed that the principal sums under the Facility together with all interest, costs, expenses and other monies whatsoever stipulated therein, are to be secured in the form of a hypothecation in favor of the Lender, on all the Hypothecated Assets, more particularly defined in the Schedule hereto.

Now this deed witnesseth as follows:

(1)	In consideration of the Lender granting/ continuing to grant the Facility to the Borrower under the Agreement, the Borrower hereby hypothecates by way of a subsequent hypothecation charge on all movable assets including movable fined assets in favour of the Lender, a brief description whereof is given in the schedule hereunder written which now or hereinafter from time to time during the continuation of this security shall be due to or accrue in favour of the Borrower, as the case may be, hereinafter called Hypothecated Assets as security for the repayment by the Borrower to the Lender of the amounts due and outstanding from the Borrower to the Lender in respect of the Facility as mentioned ibid, at any time or ultimately on the termination of the Facility, and for the payment of all the debts and liabilities mentioned in Clause 9 hereof. The expression “the amounts due and outstanding” in this and the subsequent clauses of this Deed shall be taken to include the principal moneys from time to time due in respect of the Facility and also all interest and overdue interest thereon calculated from day to day in accordance with the Lender’s usual practice and the amounts of all charges and expenses which the Lender may have paid or incurred in any way in connection with the Hypothecated Assets or the recovery or disposal thereof.

(2)	Notwithstanding anything contained in the previous clause, the Borrower shall at all times during the continuance of this security keep and maintain such margin of security in favour of the Lender if any as may be notified by the Lender from time to time. The Borrower shall not operate or draw against the Facility so as to exceed the margin of security, if any as the Lender may from time to time fix. If at any time the margin is not maintained, then the Borrower shall forthwith (according to and as the Lender may require) either hypothecate in favour of the Lender, such further assets as approved by the Lender and of sufficient value to make up the deficiency or shall reduce the outstanding amounts of the Facility by cash payment, so as to maintain the required margin.

(3)	The Hypothecated Assets shall be held for the benefit of the Lender specially appropriated to this security and the Borrower will not, without the Lender’s prior written consent, create any further charge, lien or encumbrance affecting the same or any part thereof nor do anything which would prejudice the security hereby created and the Borrower shall not part with the Hypothecated Assets other than in the ordinary course of business.

(4)	The Borrower shall, with the previous consent of the Lender, be at liberty from time to time to sell or dispose off in any manner otherwise than in the ordinary course of business, the Hypothecated Assets or any part thereof provided the value of such Hypothecated Assets realised, is utilised to repay the Facility.

(5)	The Borrower shall permit the Lender, their agents and servants from time to time and at all times, at risk and expense of the Borrower, to enter upon any premises wherein the Hypothecated Assets and/or the records of the Hypothecated Assets or any part thereof may for the time being be maintained and to view, inspect and evaluate the same and make records/ take copies thereof and render to the Lender and their servants all facilities as may be required for any of the purposes aforesaid.

(6)	The Borrower shall, if so required by the Lender, cause an indication or marking with the name of the Lender and a statement to the effect that the Hypothecated Assets stored, kept or otherwise recorded have been hypothecated in favour of the Lender, distinctly affixed/written/printed thereon to be shown at all times in a conspicuous manner upon on all or any such premises and/or records where the Hypothecated Assets are maintained and/or recorded, during the continuance of the security created hereby.

(7)	In addition, the Borrower shall make and furnish to the Lender, all statements and returns of the details of the Hypothecated Assets and a full description thereof and produce such evidence in support thereof, as the Lender may from time to time require.

(8)	Interest as applicable in terms of the Agreement, shall be calculated and charged on the Facility outstanding balance, until the Facility is fully liquidated, and shall be regularly paid by the Borrower.

(9)	On demand by the Lender in terms of the Agreement, the Borrower shall pay to the Lender, the Facility balances then due to the Lender together with all interest (including overdue interest, if any) at the rates mentioned therein and the amount of all further charges and expenses (if any) to the date of payment, provided nothing contained in this clause shall be deemed to prevent the Lender from demanding payment of the interest for the time being due at the above mentioned rate without at the same time demanding payment of the balance due to the Lender, exclusive of such interest.

(10)	In default of payment by the Borrower of any money secured in terms of these presents or in the event of the Borrower committing a breach of any of the terms and conditions of these presents or of the Agreement, or the occurrence of any circumstances in the opinion of the Lender, endangering this or any other security, the Lender and their officers and agents shall be entitled without notice to the Borrower but at the Borrower’s risk and expense and if so required, as attorneys for and in the name of the Borrower or otherwise, to exercise the rights available to the Lender under Clause 16 of these presents.

(11)	If the net sum realised or to be realised pursuant to the exercise of such power in the clause 16 of these presents, be insufficient to cover the balance then due to the Lender, the Lender shall be at liberty to apply any other money or moneys in the hands of the Lender standing to the credit of or belonging to the Borrower in or towards payment of the balance for the time being due to the Lender and in the event of there not being any such money or moneys as aforesaid in the hands of the Lender or in the event of such money or moneys being still insufficient for the discharge in full of such balance, the Borrower promises and agrees forthwith on production to them of an account to be prepared and signed as in Clause 13 hereof to pay further the balance which may appear to be due by the Borrower thereon PROVIDED ALWAYS that nothing herein contained shall be deemed to negate, qualify or otherwise prejudicially affect the right of the Lender (which it is hereby expressly agreed the Lender shall have) to recover from the Borrower, the balance for the time being remaining due from the Borrower to the Lender, upon the Facility, notwithstanding that all or any of the said Hypothecated Assets may not have been realised.

(12)	In the event of there being a surplus available pursuant to Clause 11 of these Presents, after payment in full of the balance due to the Lender, it shall be lawful for the Lender to retain and apply the said surplus together with any other money or moneys belonging to the Borrower for the time being in the hands of the Lender in or under whatever account as far as the same shall extend against, in, or towards payment or liquidation of any and all other moneys which shall be or may become due from the Borrower, whether solely or jointly with any other person or persons, firm or company, to the Lender by way of loans, discounted bills, letters of credit, guarantees, charges or of any other debt or liability including bills, notes, credit and other obligations current though not then due or payable or other demands, legal or equitable, which the Lender may have against the Borrower, or which the law of set off or mutual credit would in any case admit and whether the Borrower shall become or be adjudicated bankrupt or insolvent or be in liquidation or otherwise and interest thereon from the date on which any and all advance or advances in respect thereof shall have been made at the rate or respective rates at which the same shall have been so advanced.

(13)	The Borrower agrees to accept, in the absence of any manifest error, as conclusive proof of the correctness of any sum claimed to be due from them to the Lender under this Deed, a statement of account made out from the books of the Lender and signed by the accountant or other duly authorised officer of the Lender without the production of any other voucher, document or paper.

(14)	This Deed is to operate as security for the balance from time to time due to the Lender and also for the ultimate balance to become due on the Facility and the Facility is not to be considered to be terminated for the purpose of this security and the security of the Hypothecated Assets is not to be considered exhausted by reason of the Facility being brought to credit at any time or from time to time or of its not being drawn upon to the full extent of the said aggregate sum of Rs. 2,75,00,00,000/-, if afterwards reactivated by a payment to credit.

(15)	The Borrower hereby declares that all the Hypothecated Assets shall be the absolute property of the Borrower, at the sole disposal of the Borrower hereof, free from any prior charge or encumbrance and that all future assets hereunder shall be likewise their unencumbered undisposed property and that the Borrower has/shall not done/do or knowingly suffered/suffer or been/be party or privy to anything whereby it is/shall be in any way prevented from hypothecating the Hypothecated Assets in the manner as contained herein and that the Borrower will do and execute at its costs all such acts and things for further and more particularly assuring the Hypothecated Assets or any part thereof to the Lender as shall be required by the Lender and for giving better effect to these Presents, the Borrower hereby irrevocably authorises and appoints the Lender and/or their officers as attorneys and in the name of the Borrower to act on behalf of the Borrower and to execute and do any act, assurance and things which the Borrower ought to execute and do under these Presents or generally to use the name of the Borrower in the exercise of the powers hereby conferred.

(16)	In the event of default on the part of the Borrower in observing any of the terms and conditions of the Agreement or of these presents, or if an event of default occurs as mentioned in the Agreement, or if the borrower receives any notice of winding up and a winding up petition is filed which is not dismissed within a period of two months from the date of service of such winding up petition or any provisional liquidator is appointed or any assets of the borrower or the borrower ceases to carry on business or passes a resolution to that effect or any of the assets of the borrower moveable or immoveable is attached or if the borrower is under voluntary or compulsory liquidation or on the occurrence of any circumstances in the opinion of the Lender, prejudicing or endangering this or any other security, the Lender shall, in addition to the powers conferred hereby or the Agreement, be entitled (at the Borrower’s risk and expense) as Attorney(ies) for and in the name of the Borrower, (the Borrower hereby appointing the Lender, in its individual capacity to be its Attorney) to appoint Receivers or any other appropriate agents or agencies for the Hypothecated Assets forming part of the security created hereby, and give notice and demands to the Borrower and the parties liable in respect of those Hypothecated Assets and to demand, sue, recover and receive and give receipts and discharges for the same, realise by private contract or otherwise, dispose off all or any part of the said Hypothecated Assets and enforce, compromise or settle by arbitration or deal in any manner with any of the said Hypothecated Assets or claims under this security. The Borrower undertakes to transfer and deliver to the Lender all relevant documents or papers and agrees to accept the Lender’s accounts or receipts from realisation under this security and to make good to the Lender any shortfall or deficiency thereby shown.

(17)	The Borrower agrees to execute on demand by the Lender such further documents as may be required by the Lender in respect of the maintenance or realisation of the security created hereby.

(18)	The Borrower shall not without the prior written consent of the Lender, receive, compound or realise or commit any act with respect to the Hypothecated Assets whereby the recovery thereof is impeded, delayed or prevented.

(19)	Provided always that this Deed is not to prejudice the rights or remedies of the Lender against the Borrower irrespective and independent of this Deed in respect of any other advances made or to be made by the Lender to the Borrower.

(20)	Any change in the constitution of the Borrower or the Lender, during the validity of this Deed, shall not impair or discharge the liability of the Borrower hereunder.

(21)	The Borrower shall submit the proper declaration in respect of particulars of the Hypothecated Assets held by them as and when required and in the form and manner prescribed by the Lender and will hand over the declaration to the Lender to enable them to prepare their own declaration as regards the assets so hypothecated.

(22)	Any notice by way of request demand or otherwise hereunder may be given by the Lender to the Borrower personally or may be left at the then or last known place of business or residence in India of the Borrower or any of such individuals addressed to the Borrower or may be sent by post to the Borrower addressed as aforesaid and if sent by post it shall be deemed to have been given at the time when it would be delivered in due course of post and in proving such notice when given by post it shall be sufficient to prove that the envelope containing the notice was posted and a Certificate signed by the Lender’s respective local manager or duly authorised officer that the envelope was so posted shall be conclusive. If by any reason any such notice cannot be given, the same if inserted once as an advertisement in a newspaper circulating in the district of the Lender’s office shall be deemed to have been effectually given and received on the day on which such advertisement appears.

(23)	In the event of default by the Borrower under the Agreement, the Lender may take any steps to lake possession or realise or enforce the security through the intervention of the Court or by appointing a Receiver or by sale or realisation of the assets charged hereby or otherwise howsoever and in whatever manner as it deems fit and for that purpose exercise all rights and powers vested in the Lender by law and/or under the Agreement and other documents executed between the Lender and the Borrower.

(24)	In the event the security is realised howsoever and in whatever manner, proceeds of such realisations, including monies received from insurance companies or otherwise in respect of the security, after deducting therefrom the costs, (between attorney/advocate and client) charges and expenses incidental to such realisation, shall in the first instance be appropriated towards or in satisfaction of all indebtedness of the Borrower due and outstanding under the Agreement, pro-rata in accordance with the total amount of such indebtedness due and outstanding principal and interest and all charges under the existing Facility or any of them and in respect of the Agreement as aforesaid and therefore the balance, if any, shall be available for and be appropriated to the outstanding indebtedness or liabilities of the Borrower on any account or in any manner to the Lender in accordance with the total amount of such other outstanding indebtedness or liabilities. In the event of the net proceeds of realisation being insufficient for repayment of whole of the respective amounts due to the Lender, the same shall be appropriated in liquidation of the indebtedness of the Borrower to the Lender as aforesaid in accordance with the total amount of such indebtedness and liabilities. Until such appropriation the monies realised by any one of the Lender or by any Receiver appointed, shall be held by such Receiver in trust for the Lender or by its/their agents, nominees, officer, in trust for the benefit of the Lender in accordance with its rights hereunder.

(25)	The Borrower hereby authorises the Lender to recover and realise all the present and future Hypothecated Assets now owing or which may hereafter become owing to the Borrower in future from or by the various constituents customers, agents, government concerns, dealers and all other persons/entities, and out of the net recovery and realisation so received to pay itself the moneys in repayment of the Borrower’s dues to the Lender under or in respect of the said Facility

(26)	The Borrower do hereby irrevocably and unconditionally nominate, constitute and appoint the Lender to act through any of its officers for the time being of the Lender, each of them severally to be the Borrower’s true and lawful Attorneys for the Borrower in its name and on its behalf and for its use and benefit and at its costs to do all the following acts, deeds, matters and things or any of them that is to say:

a)	To ask, demand, sue for, recover and receive of and from all our constituents, customers, agents and dealers and all other persons liable to pay, transfer and deliver the same respectively all and every debt or debts sum or sums of money goods, chattels and effects due and owing to the Borrower which the Borrower has hypothecated to the Lender under this Deed by virtue of any security or upon any balance of account or otherwise howsoever as we the Borrower shall at any time hereafter in writing under our hand express to be due from them or any of them and upon receipt thereof or any part thereof for the Borrower and in their name to give, sign and execute good and sufficient receipts, release, re-conveyances and other discharges for the same respectively.
b)	Upon non-payment non-transfer or non-delivery thereof or any part thereof respectively to commence, carry on and prosecute any action, suit or other proceedings whatsoever for recovering and compelling the payment, transfer or delivery thereof respectively and for that purpose to engage solicitors and advocates and to settle and pay their fees.
c)	To settle, compound and submit to arbitration all actions, suits, accounts, claims and demands whatsoever which now are or hereafter shall or may be pending between the Lender and the Borrower and any such constituent, dealers, agents, customers and all other persons as aforesaid in such manner and in all respects as our said attorneys shall think fit.
d)	To pay the Lender itself out of and to appropriate and credit the monies so realised after deducting thereout all costs, charges and expenses incurred by the Lender for the recovery and realisation thereof, between advocate and client and all the Lender’s usual charges against the said facility granted by the Lender to the Borrower and/or against monies whatsoever due and payable by the Borrower to the Lender howsoever.
e)	To sign, make, affirm and declare all such applications, affidavits, petitions, pleadings, written statements, counterclaims, memos of review or revision and memos of appeal as the attorneys may deem proper.
f)	To apply for, review of or to appeal from any order or decree passed against the Borrower.
g)	To execute any order or decree passed in favour of the Borrower by attachment and sale of the property of the judgment debtor and/or by detention of the person of the judgment debtor in civil prison.
h)	To use and sign Borrower’s name for the purposes aforesaid.
i)	To do and execute all such other acts deeds matters and things as may be necessary for the purposes stated herein as fully and effectually to all intents and purposes as the Borrower could do in its own proper person if these presents had not been made.

(27)	The powers conferred under these presents shall be in addition to the powers conferred on the Lender in the Agreement and if there be any inconsistency between the terms and conditions in the Agreement and these presents, the terms and conditions in these presents shall prevail.

(28)	Notwithstanding anything contained to the contrary in the foregoing provisions, the rights and powers vested in the Lender under the provisions of Securitisation and Reconstruction of financial Assets and Enforcement of Security interest Act,2002 or any statutory modification or re-enactment thereof (the Act) shall remain unaffected and the said provisions shall not prejudice the rights and powers of the Lenders specially the rights conferred upon the Lender under the Act to enforce the securities under the various provisions of the said Act as also to securities the debt and security given therefor to the Lender under these presents, it being clearly understood by and between parties to the end and intent that all the rights and powers granted to the Lender under the said Act shall remain intact and shall not be prejudiced or curtailed by any of the provisions contained herein and further the borrower agrees and consents to the same.

(29)	In case of any disputes, the competent Court in Delhi shall have exclusive jurisdiction in the matter.

In case of a Company

THE COMMON SEAL OF Bharat Business Channel Ltd		)
Limited, the Constituent herein has been affixed to		)
these presents pursuant to the resolution of its Board		)
of Directors passed at their meeting held on		)
19 June 2014 in the presence of		)
Mr.	Saurabh Dhoot	)
(name & description) and		)
Mr.		)
(name & description) who		)
have signed these presents in token thereof

In case of Partnership firm

IN WITNESS WHEREOF the Partners of the Firm have set and subscribed their respective hands hereto, the day and year first hereinabove mentioned at _________________

For_________(Name of the Partnership Firm)

)

)

(Partners)

ln case of Prop. Concern

IN WITNESS WHEREOF the said Proprietor/Proprietress has set and subscribed his/her hand hereto, the day and year first hereinabove mentioned at ___________________

For_________(name of the Prop. Concern)

)

)

(Proprietor/Proprietress)

SCHEDULE

[to the Deed of Hypothecation dated ______________ between __________________________________ (the Borrower) and YES BANK Limited (the Lender) ]

The whole of the Current Assets of the Borrower’s stocks of raw material, semi-finished and finished goods, stores and spares including relating to plant and machinery (consumable stores and spares), Bills receivables and book debts and all other receivables and moveables, both present and future whether lying or stored in or about or shall hereinafter from time to time during of the security of these presents be brought into or upon or be stored or be in or about of the Borrower’s factories, premises and godowns situate anywhere and as the same maybe or be held by any party to the order or disposition of the Borrower or in the course of transit or on high seas or on order or delivery, howsoever or wheresoever in the possession and/or control of the Borrower and either by way of substitution or addition.

AND

The whole of the Moveable Fixed Assets of the Borrower’s including Plant and Machinery of all movable fixed assets of Borrower located at  _________________________________________________________________________, both present and future or shall hereinafter from time to time during of the security of these presents brought into to the order or disposition of the Borrower or in the course of transit or on high seas or on order or delivery, howsoever or wheresoever ion the possession of the Borrower and either by way of substitution or addition.

IN WITNESS WHEREOF the Borrower has caused this Deed to be executed on the day, month and year first hereinabove written.

SIGNED, SEALED AND DELIVERED

by	Bharat Business Channel Ltd

in presence of

Saurabh Dhoot

_____ and the Common Seal of

Bharat Business Channel Ltd

was hereunto affixed in the pursuance of

the Resolution of the Board of Directors

thereof dated

19 June 2014

in the presence of Saurabh Dhoot

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